                               [LOGO] KEMPER FUNDS

Kemper Global and International Funds

PROSPECTUS March 1, 1999

KEMPER GLOBAL AND INTERNATIONAL FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of funds managed by Scudder Kemper Investments, Inc.

Global Discovery Fund

Growth Fund Of Spain

Kemper Asian Growth Fund

Kemper Emerging Markets Growth Fund

Kemper Emerging Markets Income Fund

Kemper Europe Fund

Kemper Global Blue Chip Fund

Kemper Global Income Fund

Kemper International Fund

Kemper International Growth and Income Fund

Kemper Latin America Fund

Mutual funds:
o are not FDIC-insured
o have no bank guarantees
o may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FOREIGN INVESTING

INVESTMENT APPROACH

The funds described in this prospectus invest primarily in non-U.S. issuers. Each fund has its own investment objective, investment strategy and risk profile.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security and the value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each stock fund's returns and net asset value will go up and down. Stock market movements will affect the funds' share prices on a daily basis. Declines in value are possible both in the overall stock market and in the types of securities held by the funds.

Bond Market. When interest rates rise, the price of bonds typically falls in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a fund's duration, the more sharply its share price is likely to rise or fall when interest rates change.

Portfolio Strategy. The portfolio managers' skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Foreign Securities. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates.


2 Global Investing

ABOUT THE FUNDS

GROWTH FUND OF SPAIN

INVESTMENT OBJECTIVE

Growth Fund Of Spain seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objective and policies are fundamental and cannot be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its objective by investing primarily in equity securities of Spanish companies. A company is deemed to be Spanish if it is:

o     organized under the laws of Spain; or

o     traded in the Spanish securities markets and doing business in Spain.

Under normal market conditions, at least 65% of the fund's total assets will be invested in equity securities of Spanish companies. The fund may invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities that are not readily marketable, a significant portion of which may be considered illiquid. The fund may invest up to 35% of its total assets in investment-grade fixed income securities denominated in Pesetas or U.S. dollars.

As an operating policy the investment manager intends to evaluate investment opportunities throughout the Iberian Peninsula (i.e., Spain and Portugal). As a matter of non-fundamental policy, the fund may invest up to 35% of its total assets in equity securities of companies other than Spanish companies, and may focus such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal.

In selecting its investments, the fund will look for companies with (i) strong and sustainable earnings growth, (ii) solid management and (iii) reasonable stock market valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, (ii) a company's fundamentals have deteriorated and (iii) the fund's portfolio is too heavily weighted in a particular industry or sector.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                                          Growth Fund Of Spain 3

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objective. The fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividends and other distributions to shareholders.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The securities markets of Spain and Portugal have substantially less volume than the securities markets of the U.S. and securities of some companies in Spain and Portugal are less liquid and more volatile than securities of comparable U.S. companies. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The fund is the successor entity to The Growth Fund of Spain, Inc., a closed-end fund whose shares were exchanged for Class A shares of the fund in connection with a reorganization transaction completed on December 11, 1998. The information provided in the chart is for The Growth Fund of Spain, Inc. through December 11, 1998 and for the fund's Class A shares thereafter, and does not reflect sales charges, which reduce return. Open-end funds generally have higher expenses than closed-end funds and, accordingly, the fund expects that


4 Growth Fund Of Spain
its expense ratio will be higher than that of its predecessor. Expenses adversely affect performance.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1991.................  15.82%
1992................. -23.48%
1993.................  28.79%
1994.................   2.26%
1995.................  22.11%
1996.................  31.12%
1997.................  19.47%
1998.................  49.85%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 32.17% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -21.84% (the third quarter of 1992).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A[     Class B     Class C       IBEX 35 Index
-----------------       -------      -------     -------       -------------
One Year                 41.21%        --          --             47.47%

Five Years               22.52%        --          --             25.23%

Ten Years                 --           --          --               --

Since Class
Inception*               13.19%      3.22%**     6.44%**            ***

-----------
[ The information provided is for The Growth Fund of Spain, Inc. through December 11, 1998 and for the fund's Class A shares thereafter, and assumes deduction of the Class A sales charge.

* Inception date for Class A shares is 2/14/90, which was the inception date for the fund's predecessor, The Growth Fund of Spain, Inc. and for Class B and C shares is 12/14/98.

**    Aggregate returns.

*** Index return for the life of each class: 14.82% (2/14/90) for Class A shares, and 4.65% (12/14/98) for Class B and C shares.

The IBEX 35 Index is a capitalization-weighted index of the 35 most liquid Spanish stocks traded on the continuous markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.


                                                          Growth Fund Of Spain 5

Fee and Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    2.00%*      2.00%*       2.00%*
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets**
--------------------------------------------------------------------------------
Management Fee                                 0.75%       0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                 1.10%       1.35%        1.30%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           1.85%       2.85%        2.80%
--------------------------------------------------------------------------------

* A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions. See "Redemption Fee."

** The fund was reorganized from a closed-end fund to an open-end fund in December 1998. The fees and expenses of open-end funds are, in many cases, higher than those of closed-end funds. Accordingly, the expense ratios shown above are estimated, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year, for the fund's current fiscal year ending on October 31, 1999. The actual expenses for each class of shares in future years may be more or less than the numbers in the tables above, depending on a number of factors, including changes in actual value of the fund's assets represented by each class of shares.

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.


6 Growth Fund of Spain

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold your shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $941                 $888                 $583

3 Years                $1,123               $1,183                 $868

5 Years                $1,518               $1,704               $1,479

10 Years               $2,619               $2,719               $3,128

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $752                 $288                 $283

3 Years                $1,123                 $883                 $868

5 Years                $1,518               $1,504               $1,479

10 Years               $2,619               $2,719               $3,128


                                                          Growth Fund Of Spain 7

KEMPER ASIAN GROWTH FUND

INVESTMENT OBJECTIVE

Kemper Asian Growth Fund seeks long-term capital growth. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies.

Under normal circumstances the fund will invest at least 85% of its total assets in equity securities of Asian companies. The fund considers an issuer of securities to be an Asian company if:

o the company is organized under the laws of an Asian country and has a principal office in an Asian country;

o the company derives 50% or more of its total revenues from business in Asia; or

o the company's equity securities are traded principally on a stock exchange in Asia.

Furthermore, the fund will invest at least 65% of its total assets in securities of Asian companies which satisfy at least one of the first two criteria described above.

The fund invests principally in developing or emerging countries. The fund may invest without limit in emerging Asian countries, such as China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The fund may also invest without limit in developed Asian countries, such as Japan and Singapore. However, the fund will only invest in Japan when economic conditions warrant, and then only in limited amounts. From time to time, the fund may have 40% or more of its total assets invested in any major Asian industrial or developed country.

The fund's investment manager determines the appropriate distribution of investments among various Asian countries and geographic regions by considering numerous factors, including the following, among other things:

o     prospects for relative economic growth of Asian countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in Asian companies.

In selecting its investments, the fund will look for companies with (i) identifiable market niches, (ii) clean balance sheets and (iii) strong valuations.


8 Kemper Asian Growth Fund

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, (ii) a company's fundamentals have deteriorated and (iii) the fund's portfolio is too heavily weighted in a particular industry or sector.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in other types of securities including, but not limited to, equity securities of non-Asian companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions. The fund does not currently intend to invest more than 5% of its net assets in debt securities.

The fund considers Asian equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of Asian companies and depository receipts where the underlying or deposited securities are equity securities of Asian companies.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting Asian investments may present a greater risk to the fund than investments in a more geographically diversified fund.


                                                      Kemper Asian Growth Fund 9

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1997................. -34.60%
1998................. -19.02%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 19.46% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -33.05% (the second quarter of 1998).

Average Annual Total Returns

                                                              MSCI All Country
For periods ended                                                Asia Free
December 31, 1998       Class A      Class B     Class C      Ex-Japan Index
-----------------       -------      -------     -------      --------------
One Year                -23.70%      -22.37%     -20.06%          -4.82%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

Since Class
Inception**             -25.10%      -24.90%     -23.77%             *

-----------
* Index returns for the life of each class: -26.49% (11/30/96) for Class A, B, and C, respectively.

**    Inception date for Class A, B and C shares is 10/21/96.


10 Kemper Asian Growth Fund

The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses, or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                              Class A       Class B     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                              5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)         None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                      None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                     None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                    None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                 0.85%         0.85%       0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None          0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses                                 1.80%         2.69%       2.96%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           2.65%         4.29%       4.56%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended November 30, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.80%, Class B shares to 2.78%, and Class C shares to 2.71%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended November 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.85%, 1.51% and 1.85% for Class A, Class B and Class C and actual total


                                                     Kemper Asian Growth Fund 11
annual fund operating expenses were 1.80% for Class A, 2.78% for Class B and 2.71% for Class C.

Total Annual Fund Operating Expenses are currently limited to 1.85% for Class A shares, 2.79% for Class B shares, and 3.25% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 3.23% for Class A shares, 4.11% for Class B shares and 6.30% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $828                 $831                 $557

3 Years                $1,351               $1,601               $1,377

5 Years                $1,899               $2,383               $2,305

10 Years               $3,387               $3,788               $4,662

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $828                 $431                 $457

3 Years                $1,351               $1,301               $1,377

5 Years                $1,899               $2,183               $2,305

10 Years               $3,387               $3,788               $4,662


12 Kemper Asian Growth Fund

KEMPER EMERGING MARKETS GROWTH FUND

INVESTMENT OBJECTIVE

Kemper Emerging Markets Growth Fund seeks long-term growth of capital. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective through equity investment in emerging markets around the globe. Normally, at least 65% of the fund's total assets will be invested in the equity securities of emerging market issuers.

The investment manager takes a top-down approach to evaluating investments for the fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region, as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the investment manager to identify industries and companies that the investment manager believes are most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the investment manager looks for, among other things, individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The investment manager seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

A stock is typically sold when, in the opinion of the portfolio manager (i) the stock has reached it fair market value and its appreciation is limited, (ii) a company's fundamentals have deteriorated, (iii) the fund's portfolio is too heavily weighted in a particular industry or sector, and (iv) country risk outweighs probable return.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     the issuer is organized under the laws of an emerging market country;

o     the issuer's principal securities trading market is in an emerging market;
      or


                                          Kemper Emerging Markets Growth Fund 13

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in emerging market and domestic debt securities which may be below investment-grade or unrated if the investment manager determines that capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.

Under normal market conditions, the fund may invest up to 35% of its total assets in equity securities of issuers in the U.S. and other developed markets.

The fund may invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end company investments will generally only be made when market access or liquidity considerations restricts direct investment in the market.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may hold, without limit, debt instruments, as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.


14 Kemper Emerging Markets Growth Fund

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)      None(1)         4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None         None
--------------------------------------------------------------------------------
Exchange Fee                                  None          None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.25%        1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     None         0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               21.13%        22.06%       22.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         22.38%        24.06%       24.03%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 2.28%, Class B shares to 3.18%, and Class C shares to 3.15%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.35% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 20.10%, 20.88% and 20.88% for Class A, Class B and Class C and actual total annual fund operating expenses were 2.28% for Class A, 3.18% for Class B and 3.15% for Class C.

Total Annual Fund Operating Expenses are currently limited to 2.19% for Class A shares, 3.06% for Class B shares, and 3.03% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary


                                          Kemper Emerging Markets Growth Fund 15
to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.35% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 17.82% for Class A shares, 19.05% for Class B shares and 17.48% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B             Class C
                       -------              -------             -------
1 Year                 $2,501               $2,577               $2,274

3 Years                $5,407               $5,665               $5,360

5 Years                $7,391               $7,653               $7,449

10 Years              $10,014               $9,914              $10,042

Fees and expenses if you did not sell your shares:

                       Class A              Class B             Class C
                       -------              -------             -------
1 Year                 $2,501               $2,177               $2,174

3 Years                $5,407               $5,365               $5,360

5 Years                $7,391               $7,453               $7,449

10 Years              $10,014               $9,914              $10,042


16 Kemper Emerging Markets Growth Fund

KEMPER EMERGING MARKETS INCOME FUND

INVESTMENT OBJECTIVES

Kemper Emerging Markets Income Fund has dual investment objectives. The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

In pursuing its investment objectives, the fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

The fund can invest entirely in high yield/high risk bonds (also called "junk" bonds). The fund invests in lower quality securities of emerging market issuers, some of which have defaulted in the past on certain of their financial obligations. The fund's weighted average maturity may vary from period to period.

In seeking high current income and, secondarily, long-term capital appreciation, the fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or in debt securities, the return on which is derived primarily from emerging markets.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     The issuer is organized under the laws of an emerging market country;

o     The issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

The portfolio manager seeks to buy securities of companies with good credit, strong fundamentals and strong valuations, and conversely, to sell securities which cannot meet these criteria.

In an attempt to reduce or eliminate currency risk, the debt securities in which the fund invests are exclusively U.S. dollar-denominated debt securities, or foreign currency denominated debt securities that are fully hedged back into the U.S. dollar.


                                          Kemper Emerging Markets Income Fund 17

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but not required to, invest in the following:

The fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets.

The fund may invest up to 20% of its total assets in U.S. fixed income instruments which may be below investment-grade.

The fund may acquire shares of closed-end investment companies that invest primarily in emerging market debt securities.

The fund is authorized to borrow from banks and other entities in an amount equal to up to 20% of the fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use proceeds of the borrowings for investment purposes. Borrowing creates leverage, which is a speculative characteristic.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

The fund will not commit more than 40% of its total assets to issuers in a single country.

For temporary defensive purposes, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.


18 Kemper Emerging Markets Income Fund

Main risks

The fund's principal risks are associated with investing in the bond market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests in emerging securities markets that may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Certain emerging markets require prior governmental approval of the type and/or amount of investments by foreign persons.

Issuers whose bonds are below investment-grade may be in impaired financial condition and may be affected by stock market shifts. The prices of their bonds, therefore, tend to change based on stock market movements to a greater degree than investment-grade bond prices.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


                                          Kemper Emerging Markets Income Fund 19

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998................. -36.38%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 10.31% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -38.46% (the second quarter of 1998).

Average Annual Total Returns

For periods ended                                                JP Morgan
December 31, 1998       Class A      Class B     Class C        EMBI+ Index
-----------------       -------      -------     -------        -----------
One Year*               -39.20%      -38.78%     -36.96%          -14.35%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

-----------
*     Inception date for Class A, B and C shares is 12/31/97.

The unmanaged JP Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


20 Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             4.5%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                4.12%        5.00%        4.97%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          5.12%        6.75%        6.72%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.68%, Class B shares to 2.56%, and Class C shares to 2.53%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.70% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 3.44%, 4.19% and 4.19% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.68% for Class A, 2.56% for Class B and 2.53% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.70% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 4.71% for Class A shares, 4.49% for Class B shares and 4.94% for Class C shares.


                                          Kemper Emerging Markets Income Fund 21

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $939               $1,069                 $766

3 Years                $1,914               $2,272               $1,964

5 Years                $2,887               $3,430               $3,218

10 Years               $5,310               $5,622               $6,170

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $939                 $669                 $666

3 Years                $1,914               $1,972               $1,964

5 Years                $2,887               $3,230               $3,218

10 Years               $5,310               $5,622               $6,170


22 Kemper Emerging Markets Income Fund

KEMPER EUROPE FUND

INVESTMENT OBJECTIVE

Kemper Europe Fund seeks long-term capital growth. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of European companies.

Under normal circumstances the fund will invest at least 85% of its total assets in securities of European companies. The fund considers an issuer of securities to be a European company if:

o the company is organized under the laws of a European country and has a principal office in a European country;

o the company derives 50% or more of its total revenues from business in Europe; or

o the company's equity securities are traded principally on a stock exchange in Europe.

Furthermore, the fund will invest at least 65% of its total assets in securities of European companies which satisfy at least one of the first two criteria described above.

The fund invests principally in developed countries, but may invest up to 25% of its total assets in developing or "emerging" countries. Currently, the developed European countries in which the fund may invest without limit include Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. The fund may invest without limit in other European countries in the future if they become developed countries. From time to time, the fund may have 25% or more of its total assets invested in any major European industrial or developed country.

The fund's investment manager determines the appropriate distribution of investments among various European countries and geographic regions by considering numerous factors, including the following, among other things:

o     prospects for relative economic growth of European countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in European companies.


                                                           Kemper Europe Fund 23

In selecting its investments, the fund will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached a predetermined value, (ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in other types of securities including, but not limited to, equity securities of non-European companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions.

The fund considers European equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of European companies and depository receipts where the underlying or deposited securities are equity securities of European companies.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a


24 Kemper Europe Fund
number of different countries within a region may be represented within the fund. Factors affecting European investments may present a greater risk to the fund than investments in a more geographically diversified fund.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1997.................  15.87%
1998.................  19.96%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 18.12% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -15.94% ( the third quarter of 1998).

Average Annual Total Returns

For periods ended                                            FT/S&P World Europe
December 31, 1998       Class A      Class B     Class C           Index
-----------------       -------      -------     -------           -----
One Year                 13.10%      15.63%      19.26%           27.55%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

Since Class
Inception**              17.39%      18.07%      19.19%              *

-----------
* Index returns for the life of each class: 25.92% (4/30/96) for Class A, B, and C shares, respectively.

**    Inception date for the Class A, B and C shares is 5/1/96.


                                                           Kemper Europe Fund 25

The Financial Times/Standard & Poor's Actuaries World Index - Europe is an unmanaged index that is generally representative of the equity securities of European Markets. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.53%        2.92%        1.39%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.28%        4.42%        2.89%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended November 30, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.53%, Class B shares to 2.67%, and Class C shares to 2.08%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended November 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.75%, 1.75% and 0.81% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.53% for Class A, 2.67% for Class B and 2.08% for Class C.


26 Kemper Europe Fund

Total Annual Fund Operating Expenses are currently limited to 1.75% for Class A shares, 2.65% for Class B shares, and 2.62% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 1.73% for Class A shares, 3.27% for Class B shares and 2.38% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $793                 $843                 $392

3 Years                $1,246               $1,638                 $895

5 Years                $1,725               $2,442               $1,523

10 Years               $3,040               $3,695               $3,214

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $793                 $443                 $292

3 Years                $1,246               $1,338                 $895

5 Years                $1,725               $2,242               $1,523

10 Years               $3,040               $3,695               $3,214


                                                           Kemper Europe Fund 27

Proposed reorganization

The Board of Trustees of the Kemper Europe Fund has agreed in principle to propose to shareholders that the Fund be reorganized into the Scudder New Europe Fund, Inc. In connection with the reorganization, the Scudder New Europe Fund, which is currently a closed-end investment company, will be converted to an open-end investment company (mutual fund). After the reorganization, it is expected that the Scudder New Europe Fund will change its name to the Kemper Europe Fund, Inc. and will become a part of the Kemper family of funds.

The reorganization is expected to occur during the third quarter of 1999 and is subject to a number of conditions, including final approval by the board and approval by shareholders of each fund.


28 Kemper Europe Fund

KEMPER GLOBAL BLUE CHIP FUND

INVESTMENT OBJECTIVE

Kemper Global Blue Chip Fund seeks long-term growth of capital. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund will pursue its investment objective through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks.

The fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "blue chip" companies. "Blue Chip" companies are generally identified by their:

o     substantial capitalization;

o     established history of earnings and dividends;

o     easy access to credit;

o     good industry position; and

o     superior management structure.

Global "blue chip" companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares usually results in a relatively high degree of liquidity for such investments.

In general, the fund will seek to invest in companies that the investment manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The fund will also invest in companies which possess attractive valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) it no longer has favorable fundamentals or valuations and (ii) it is not expected to benefit from long-term changes in the global economy.

The fund will invest primarily in developed markets. The fund may be invested 100% in non-U.S. issues, although under normal circumstances, it is expected that both foreign and U.S. investments will be represented in the fund's portfolio.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                                 Kemper Global Blue Chip Fund 29

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 15% of its total assets in debt or equity securities of developing or emerging markets. The fund may invest in closed-end investment companies that invest primarily in emerging market debt securities.

The fund may invest in securities traded over-the-counter. The fund may invest in high-quality debt securities with credit ratings of Aaa/AAA through Baa/BBB (and their unrated equivalents) of U.S. and foreign issuers. The fund may also invest up to 5% of its total assets in debt securities rated Baa/BBB or below (and their unrated equivalents), often referred to as "junk" bonds of U.S. and foreign issuers.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. issues, high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Convertible debt securities in which the fund may invest are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


30 Kemper Global Blue Chip Fund

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998.................  13.79%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 10.32% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -8.00% (the third quarter of 1998).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A      Class B     Class C     MSCI World Index
-----------------       -------      -------     -------     ----------------
One Year*                7.24%        9.63%      12.84%           24.80%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

-----------
*    Inception date for Class A, B and C shares is 12/31/97.

The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                 Kemper Global Blue Chip Fund 31

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                5.06%        5.94%        5.91%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          6.06%        7.69%        7.66%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.80%, Class B shares to 2.68%, and Class C shares to 2.65%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.15% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 4.26%, 5.01% and 5.01% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.80% for Class A, 2.68% for Class B and 2.65% for Class C.


32 Kemper Global Blue Chip Fund

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.15% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 3.63% for Class A shares, 4.53% for Class B shares and 5.81% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                 $1,143               $1,159                 $856

3 Years                $2,261               $2,515               $2,208

5 Years                $3,356               $3,795               $3,583

10 Years               $5,993               $6,207               $6,715

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                 $1,143                 $759                 $756

3 Years                $2,261               $2,215               $2,208

5 Years                $3,356               $3,595               $3,583

10 Years               $5,993               $6,207               $6,715


                                                 Kemper Global Blue Chip Fund 33

KEMPER GLOBAL DISCOVERY FUND*

* Kemper Global Discovery Fund refers to the Kemper shares of Global Discovery Fund which are offered through this prospectus.

INVESTMENT OBJECTIVE

The fund seeks above-average capital appreciation over the long term. Unless otherwise indicated, the fund's investment objective and strategies may be changed without a vote of shareholders.

Main investment strategies

The fund invests primarily in a diversified portfolio of equity securities of small rapidly growing companies throughout the world that the fund's management believes offer the potential for above-average returns relative to large companies, yet are frequently overlooked, and thus, undervalued by the market. Under normal circumstances the fund invests at least 65% of its total assets in the equity securities of small companies. These companies are similar in size to the smallest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index - typically these companies have a market value of between approximately $50 million and $2 billion. However, the fund may invest in companies with smaller market values. Under current market conditions, the median market capitalizations of the companies in which the fund invests is not expected to exceed $750 million.

The fund may invest in any region of the world. It can invest in the securities of companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in companies operating in developed economies, such as some of those of the United States, Japan and Western Europe. The fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

The fund's investment manager determines which securities to invest in by evaluating potential investments from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The fund's investment manager determines which securities to sell using the same criteria. In evaluating the growth potential and relative value of a possible investment, the investment manager considers many factors, including, among other things:

o     the depth and quality of management;

o     a company's product line, business strategy and competitive position;

o     research and development efforts;

o     financial strength, including degree of leverage;

o     cost structure;

o     revenue and earnings growth potential;

o     price-to-earnings ratios and other stock valuation measures; and

o the attractiveness of the country and region in which a company is located.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


34 Global Discovery Fund

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in (i) equity securities of larger companies located throughout the world and in (ii) debt securities if the fund's investment adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The fund may purchase investment-grade bonds, those rated Aaa, Aa, A, Baa/AAA, AA, A, BBB. The fund may also invest up to 5% of its net assets in debt securities rated below investment-grade.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest, without limit, in cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities, primarily global small company stocks. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

In pursuit of higher investment returns, this fund may incur greater risks and more dramatic fluctuations in value than a fund that invests in stocks of larger companies. The inherent business characteristics and risks of small companies include such things as untested management, key personnel with varying degrees of experience, less diversified product lines and weaker financial positions. Also, small companies tend to have less predictable earnings and less liquid securities than more established companies.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. Because Classes A, B and C commenced operations during the course of 1998, the performance information set forth below is for Class S shares. It does not reflect sales charges, which reduce return.


                                                        Global Discovery Fund 35

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1992.................  -0.07%
1993.................  38.18%
1994.................  -7.68%
1995.................  17.84%
1996.................  21.47%
1997.................   9.93%
1998.................  16.43%

The fund currently offers four classes of shares. This prospectus sets forth information about classes A, B and C. The original class of shares is designated as Class S, and is not offered in this prospectus. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ. Otherwise, the share classes will have substantially similar returns.

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 20.25% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -16.62% (the third quarter of 1998).

Average annual total returns

                                                            Salomon Brothers
For periods ended                      Global                 World Equity
December 31, 1998                  Discovery Fund        Extended Market Index
-----------------                  --------------        ---------------------
One Year                               16.43%                  20.57%
Five Years                             11.08%                  15.94%
Since Inception (9/10/91)              12.83%                  14.05%*

*    Index comparison begins August 30, 1991.

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization index made up of holdings selected from a 22 country universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


36 Global Discovery Fund

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.10%        1.10%        1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.10%        1.28%        1.38%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.20%        3.13%        3.23%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.95%, Class B shares to 2.83%, and Class C shares to 2.80%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.25%, 0.30% and 0.43% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.95% for Class A, 2.83% for Class B and 2.80% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 2.07% for Class A shares, 2.81% for Class B shares and 2.75% for Class C shares.


                                                        Global Discovery Fund 37

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                         Class A              Class B               Class C
                         -------              -------               -------
1 Year                      $785                 $716                 $426

3 Years                   $1,224               $1,266                 $995

5 Years                   $1,687               $1,840               $1,688

10 Years                  $2,963               $3,007               $3,531

Fees and expenses if you did not sell your shares:

                         Class A              Class B               Class C
                         -------              -------               -------
1 Year                      $785                 $316                  $326

3 Years                   $1,224                 $966                  $995

5 Years                   $1,687               $1,640                $1,688

10 Years                  $2,963               $3,007                $3,531


38 Global Discovery Fund

KEMPER GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

Kemper Global Income Fund seeks to provide high current income consistent with prudent total return asset management. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing primarily in investment grade foreign and domestic fixed income securities. In managing the fund's portfolio to provide a high level of current income, the investment manager also seeks to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. The fund's weighted average maturity may vary from period to period.

The fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, the fund will invest at least 65% of its assets in the securities of issuers located in at least three countries, one of which may be the United States. It is currently anticipated that the fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units, such as the Euro.

In managing the fund's portfolio in an effort to reduce volatility and increase returns, the fund may allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its investment objective based upon the following:

o     relative interest rates among currencies;

o     the outlook for changes in these interest rates; and

o     anticipated changes in worldwide exchange rates.

In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

The fund will buy and sell its investments on the basis of, among other things, various economic fundamentals, including inflation rates, interest rates and exchange rates.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                                    Kemper Global Income Fund 39

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the bond market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance. Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


                          40 Kemper Global Income Fund

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1990.................  22.66%
1991.................  11.13%
1992.................  -1.90%
1993.................  10.23%
1994.................  -1.47%
1995.................  19.89%
1996.................   5.87%
1997.................   1.80%
1998.................  10.48%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 11.23% (the first quarter of 1995), and the fund's lowest return for a calendar quarter was -4.32% (the first quarter of 1992).

Average Annual Total Returns

For periods ended                                         SB World Government
December 31, 1998      Class A    Class B     Class C          Bond Index
-----------------      -------    -------     -------          ----------
One Year                5.56%      6.56%       9.72%             6.92%

Five Years              6.08%       --          --               7.34%

Ten Years                --         --          --                --

Since Class
Inception**             8.21%      7.49%       7.93%               *

-----------
* Index returns for the life of each class: 9.57% (10/1/89) for Class A shares and 8.77% (5/31/94) for B, and C shares.

** Inception dates for Class A, B, and C shares are 10/1/89, 5/31/94 and 5/31/94, respectively.

The Salomon Smith Barney World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                                    Kemper Global Income Fund 41

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             4.5%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                0.83%        0.82%        0.63%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.58%        2.32%        2.13%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $603                 $635                 $316

3 Years                  $926               $1,024                 $667

5 Years                $1,272               $1,440               $1,144

10 Years               $2,244               $2,302               $2,462

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                   $603                 $235                 $216

3 Years                  $926                 $724                 $667

5 Years                $1,272               $1,240               $1,144

10 Years               $2,244               $2,302               $2,462


42 Kemper Global Income Fund

KEMPER INTERNATIONAL FUND

INVESTMENT OBJECTIVE

Kemper International Fund seeks total return, a combination of capital growth and income. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

In pursuing its investment objective, the fund invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both.

There is no limitation on the percentage or amount of the fund's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the fund will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market.

The fund invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the fund's total assets will be invested in non-U.S. issuers. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers the following factors, among other things:

o     prospects for relative economic growth among foreign countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to the international investor.

In selecting its investments, the fund will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue. The fund will also look for previously unmanaged companies which are undergoing a turnaround as a result of new management, product focus or balance sheet restructuring.

A stock is typically sold when the stock (i) has reached a predetermined value,
(ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.


                                                    Kemper International Fund 43

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in debt securities that can be converted into common stocks, also known as convertibles. The fund may also invest in debt securities, preferred stocks, bonds, notes and other debt securities of companies and futures contracts.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. In such cases, the fund would not be pursuing, and may not achieve, its investment objective.

The fund may also establish and maintain reserves for defensive purposes and to enable the fund to take advantage of buying opportunities. The fund's reserves may be invested in domestic as well as foreign short-term money market instruments.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.


44 Kemper International Fund

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1989.................  18.57%
1990.................  -7.50%
1991.................   9.13%
1992.................  -4.79%
1993.................  35.65%
1994.................  -4.00%
1995.................  12.96%
1996.................  17.05%
1997.................   9.00%
1998.................   7.88%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 14.53% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -17.89% (the third quarter of 1998).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A      Class B     Class C      MSCI EAFE Index
-----------------       -------      -------     -------      ---------------
One Year                 1.65%        4.05%       6.79%            20.33%

Five Years               7.07%         --          --               9.50%

Ten Years                8.08%         --          --               5.85%

Since Class
Inception**             11.92%        8.29%       8.63%                 *

-----------
* Index returns for the life of each class: 14.02% (5/31/81) for Class A shares and 8.71% (5/31/94) for Class B and C shares.

** Inception date for the Class A shares is 5/21/81 and Class B and C shares is 5/31/94.

The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                    Kemper International Fund 45

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%       None          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None        None          None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None        None          None
--------------------------------------------------------------------------------
Exchange Fee                                   None        None          None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                 0.73%       0.73%        0.73%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                 0.91%       1.14%        1.07%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           1.64%       2.62%        2.55%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                    $732                 $665                  $358

3 Years                 $1,063               $1,114                  $794

5 Years                 $1,415               $1,590                $1,355

10 Years                $2,407               $2,496                $2,885

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                    $732                 $265                  $258

3 Years                 $1,063                 $814                  $794

5 Years                 $1,415               $1,390                $1,355

10 Years                $2,407               $2,496                $2,885


46 Kemper International Fund

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

Kemper International Growth and Income Fund seeks long-term growth of capital and current income. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends.

At least 80% of the fund's net assets will normally be invested in the equity securities of established non-U.S. companies. The fund focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index.

Stocks are selected for the fund using a disciplined, multi-part investment approach with four stages as follows:

o Stage 1: The investment manager analyzes the pool of dividend-paying foreign securities, primarily from the world's more mature markets, targeting stocks that have high relative yields compared to the average for their markets.

o Stage 2: The investment manager identifies what it believes are the most promising stocks for the fund's portfolio.

o Stage 3: The investment manager diversifies the fund's portfolio among different industry sectors.

o Stage 4: The investment manager diversifies the fund's portfolio among different countries.

A stock is typically sold when a company's dividend yield reaches a predetermined level versus the market yield. A stock is also sold when, in the opinion of the portfolio manager, a company's financial situation begins to deteriorate, especially through the assumption of large amounts of debt.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


                                  Kemper International Growth and Income Fund 47

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

Under normal conditions, the fund may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed income securities of governments, governmental agencies, supranational agencies and private issuers when the investment manager believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment grade" securities which are those rated Aaa/AAA through Baa/BBB (and their unrated equivalents).

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents which may include domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. The fund may also hold up to 20% of its net assets in the U.S. and foreign fixed income securities for temporary defensive purposes. In such cases, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


48 Kemper International Growth and Income Fund

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998.................   8.94%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 14.21% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -16.55% (the third quarter of 1998).

Average Annual Total Returns

For periods ended                                            MSCI EAFE+Canada
December 31, 1998       Class A      Class B     Class C           Index
-----------------       -------      -------     -------           -----
One Year*                2.67%        5.03%       8.04%           19.11%
Five Years                --           --          --               --
Ten Years                 --           --          --               --

-----------
* Inception date for Class A, B and C shares is 12/31/97.

The Morgan Stanley Capital International World+Canada Index is an unmanaged index of global stock markets, excluding the U.S. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                  Kemper International Growth and Income Fund 49

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)        4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               12.58%        13.46%       13.43%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         13.58%        15.21%       15.18%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.81%, Class B shares to 2.69%, and Class C shares to 2.66%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.30% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 11.77%, 12.52% and 12.52% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.81% for Class A, 2.69% for Class B and 2.66% for Class C.


50 Kemper International Growth and Income Fund

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.30% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 13.43% for Class A shares, 14.49% for Class B shares and 14.27% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                 $1,800               $1,843               $1,541

3 Years                $3,944               $4,203               $3,897

5 Years                $5,735               $6,086               $5,879

10 Years               $9,031               $9,043               $9,316

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                 $1,800               $1,443               $1,441

3 Years                $3,944               $3,903               $3,897

5 Years                $5,735               $5,886               $5,879

10 Years               $9,031               $9,043               $9,316


                                  Kemper International Growth and Income Fund 51

KEMPER LATIN AMERICA FUND

INVESTMENT OBJECTIVE

Kemper Latin America Fund seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund pursues its investment objective by investing at least 65% of its total assets in Latin American equity securities. Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean.

The fund defines securities of Latin American issuers as follows:

o securities of companies organized under the laws of a Latin American country or for which the principal trading market is in Latin America;

o securities issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents assets or activities located in Latin America; or

o securities of Latin American issuers, as defined above, in the form of depositary shares.

In managing its portfolio, the investment manager seeks out investment opportunities created from changing economic and political trends in Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The investment manager believes that active management, based on disciplined fundamental research, will yield promising investment opportunities for long-term capital appreciation.

In selecting companies for investment, the investment manager typically evaluates, among other things, industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, governmental regulation, and availability and cost of labor and raw materials.

A stock is typically sold when, in the opinion of the portfolio manager, the stock no longer falls within certain valuation parameters.

Presently, the fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. However, the fund may invest in other countries in Latin America when the investment manager deems it appropriate.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.


52 Kemper Latin America Fund

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in debt securities when the investment manager determines that the capital appreciation of debt securities is likely to equal or exceed that of equity securities. The fund may also invest in debt securities which are rated below investment grade (commonly referred to as "junk bonds").

In addition, the fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the investment manager generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

The fund may invest in closed-end investment companies investing primarily in Latin America.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting Latin American investments may present a greater risk to the fund than investments in a more geographically diversified fund.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.


                                                    Kemper Latin America Fund 53

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998................. -24.32%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 7.14% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -19.35% (the third quarter of 1998).

Average Annual Total Returns

                                                             IFC Latin America
For periods ended                                               Investable
December 31, 1998       Class A      Class B     Class C       Return Index
-----------------       -------      -------     -------       ------------
One Year*               -28.68%      -27.20%     -25.05%          -38.10%
Five Years                  --           --          --               --
Ten Years                   --           --          --               --

-----------
*     Inception date for Class A, B and C shares is 12/31/97.

The IFC Latin America Investable Return Index is prepared by the International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.


54 Kemper Latin America Fund

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)         4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.25%         1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     None          0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               11.50%        12.38%       12.34%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         12.75%        14.38%       14.34%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 2.21%, Class B shares to 3.09%, and Class C shares to 3.06%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.35% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 10.54%, 11.29% and 11.28% for Class A, Class B and Class C and actual total annual fund operating expenses were 2.21% for Class A, 3.09% for Class B and 3.06% for Class C.


                                                    Kemper Latin America Fund 55

Total Annual Fund Operating Expenses are currently limited to 2.19% for Class A shares, 3.07% for Class B shares, and 3.04% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.35% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 9.28% for Class A shares, 10.36% for Class B shares and 11.02% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                 $1,730               $1,771                 $1,467

3 Years                $3,779               $4,038                 $3,730

5 Years                $5,522               $5,882                 $5,672

10 Years               $8,827               $8,856                 $9,146

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------
1 Year                 $1,730               $1,371                 $1,367

3 Years                $3,779               $3,738                 $3,730

5 Years                $5,522               $5,682                 $5,672

10 Years               $8,827               $8,856                 $9,146


56 Kemper Latin America Fund

INVESTMENT MANAGER

Each fund retains the investment management firm of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, to manage its daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays the investment manager a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                                           As a % of average
                                                           daily net assets
                                                           ----------------
Growth Fund Of Spain                                             0.75%
Kemper Asian Growth Fund                                         0.85%
Kemper Emerging Markets Growth Fund*                             1.25%
Kemper Emerging Markets Income Fund*                             1.00%
Kemper Europe Fund                                               0.75%
Kemper Global Blue Chip Fund*                                    1.00%
Global Discovery Fund                                            1.10%
Kemper Global Income Fund                                        0.75%
Kemper International Fund                                        0.73%
Kemper International Growth and Income Fund*                     1.00%
Kemper Latin America Fund*                                       1.25%

----------
* The investment manager has agreed to waive 0.15%, 0.30%, 0.70%, 0.35%, and 0.35% of its management fee until December 31, 1999 for Kemper Global Blue Chip Fund, Kemper International Growth and Income Fund, Kemper Emerging Markets Income Fund, Kemper Emerging Markets Growth Fund and Kemper Latin America Fund, respectively.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Kemper Europe Fund, Kemper Global Income Fund, and Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1998.


                                                           Investment Manager 57

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of each fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

For its services, Scudder Investments (U.K.) Limited will receive from Scudder Kemper Investments, Inc. a monthly fee at the annual rate of 0.30% for Kemper Global Income Fund and 0.35% for each of Kemper Europe Fund and Kemper International Fund of the portion of the average daily net assets of each fund allocated by the investment manager to the sub-adviser for management.

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Growth Fund Of Spain

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Joan R. Gregory                  1998           Joined Scudder Kemper in 1992.
Lead Manager                                    She is a member of the firm's
                                                Global Equity Group and is on
                                                the portfolio management teams
                                                for other affiliated
                                                international mutual funds. She
                                                began her investment career in
                                                1989. Prior to joining Scudder
                                                Kemper, she worked in the
                                                international investment
                                                department at a bank.

Nicholas Bratt                   1998           Joined Scudder Kemper in 1976 as
Manager                                         a portfolio manager. Since then
                                                he has served as portfolio
                                                manager for other affiliated
                                                international mutual funds and
                                                has over 20 years of
                                                international investment
                                                experience. He is Head of the
                                                firm's Global Equity Group,
                                                responsible for the strategic
                                                direction of the firm's equity
                                                management business.
--------------------------------------------------------------------------------


58 Investment Manager

Kemper Asian Growth Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Theresa Gusman                 1998         Joined Scudder Kemper in 1992 as an
Lead Manager                                equity analyst responsible for
                                            China, Hong Kong, Indonesia and
                                            Taiwan. She then joined the Pacific
                                            Basin portfolio management team in
                                            1996. She began her investment
                                            career in 1983. Prior to joining
                                            Scudder Kemper, she was an equity
                                            research analyst at an unaffiliated
                                            investment management company.

Elizabeth J. Allan             1998         Joined Scudder Kemper in 1987,
Manager                                     researching investments for some of
                                            the firm's other international
                                            mutual funds. Since then she has
                                            served as a portfolio manager for
                                            other affiliated mutual funds. She
                                            has numerous years of Pacific Basin
                                            research and investing experience.
                                            Prior to joining Scudder Kemper, she
                                            spent several years working for an
                                            unaffiliated investment management
                                            company.
--------------------------------------------------------------------------------

Kemper Emerging Markets Growth Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Joyce E. Cornell               1998         Joined Scudder Kemper in 1991 and
Lead Manager                                has been a portfolio manager since
                                            1993. She is a member of the firm's
                                            Global Equity Group, focusing her
                                            portfolio management and research
                                            responsibilities on the emerging
                                            markets. She began her investment
                                            career in 1987. Prior to joining
                                            Scudder Kemper, she was a security
                                            analyst at an unaffiliated
                                            investment management company.

Andre J. DeSimone              1998         Joined Scudder Kemper in 1997 as
Manager                                     part of the firm's emerging markets
                                            portfolio management teams. He began
                                            his investment career in 1981. Prior
                                            to joining Scudder Kemper, he was
                                            the founder and Chief Executive
                                            Officer of a stock brokerage company
                                            in Kenya.
--------------------------------------------------------------------------------


                                                           Investment Manager 59

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Tara C. Kenney                 1998         Joined Scudder Kemper in 1995 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group,
                                            focusing on portfolio management of
                                            Latin American equity securities.
                                            She has 15 years of experience in
                                            the field. Prior to joining Scudder
                                            Kemper, she was responsible for the
                                            origination and execution of
                                            corporate finance transactions in
                                            Latin America at a banking trust
                                            company.

Theresa Gusman                 1998         Joined Scudder Kemper in 1992 as an
Manager                                     equity analyst responsible for
                                            China, Hong Kong, Indonesia and
                                            Taiwan. She then joined the Pacific
                                            Basin portfolio management team in
                                            1996. She began her investment
                                            career in 1983. Prior to joining
                                            Scudder Kemper, she was an equity
                                            research analyst at an unaffiliated
                                            investment management company.
--------------------------------------------------------------------------------

Kemper Emerging Markets Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
M. Isabel Saltzman             1997         Joined Scudder Kemper in 1990 as a
Lead Manager                                portfolio manager. She is the
                                            Product Leader and a Senior
                                            Portfolio Manager for the firm's
                                            Emerging Markets Bond Group. She
                                            began her investment career in
                                            1979. Prior to joining Scudder
                                            Kemper, she worked in international
                                            finance at a bank.

Susan E. Dahl                  1997         Joined Scudder Kemper in 1987 as
Manager                                     head of fixed income trading. She
                                            has over seven years of emerging
                                            markets investment experience as a
                                            portfolio manager. She is the
                                            Capital Markets Strategist and a
                                            Senior Portfolio Manager for the
                                            firm's Emerging Markets Bond Group.
                                            She began her investment career in
                                            1987.
--------------------------------------------------------------------------------


60 Investment Manager

Kemper Europe Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Marc Slendebroek               1998         Joined Scudder Kemper in 1994 as a
Lead Manager                                European equity analyst. He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.

Carol L. Franklin              1999         Joined Scudder Kemper in 1981 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group
                                            and is a portfolio manager for
                                            other affiliated international
                                            mutual funds. She began her
                                            investment career in 1975. Prior to
                                            joining Scudder Kemper, she worked
                                            for an unaffiliated investment
                                            management company.

Joan R. Gregory                1999         Joined Scudder Kemper in 1992. She
Manager                                     is a member of the firm's Global
                                            Equity Group and is on the portfolio
                                            management teams for other
                                            affiliated international mutual
                                            funds. She began her investment
                                            career in 1989. Prior to joining
                                            Scudder Kemper, she worked in the
                                            international investment department
                                            at a bank.
--------------------------------------------------------------------------------


                                                           Investment Manager 61

Kemper Global Blue Chip Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Diego Espinosa                 1998         Joined Scudder Kemper in 1996 as an
Lead Manager                                analyst for Latin American equity
                                            securities. He has over five years
                                            of direct investment experience as
                                            both an analyst and portfolio
                                            manager. He began his investment
                                            career in 1991. Prior to joining
                                            Scudder Kemper, he was a Latin
                                            American equities securities analyst
                                            for an unaffiliated investment
                                            management company.

William E. Holzer              1998         Joined Scudder Kemper in 1980 as an
Manager                                     analyst and portfolio manager. He is
                                            Product Leader of the firm's global
                                            equity investment product and is on
                                            the portfolio management teams for
                                            other affiliated international
                                            mutual funds. He began his
                                            investment career in 1970. Prior to
                                            joining Scudder Kemper, he was a
                                            credit analyst in the international
                                            department at a banking trust
                                            company.

Nicholas Bratt                 1998         Joined Scudder Kemper in 1976 as a
Manager                                     portfolio manager. Since then he has
                                            served as portfolio manager for
                                            other affiliated international
                                            mutual funds and has over 20 years
                                            of international investment
                                            experience. He is Head of the firm's
                                            Global Equity Group, responsible for
                                            the strategic direction of the
                                            firm's equity management business.
--------------------------------------------------------------------------------


62 Investment Manager

Global Discovery Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Gerald J. Moran                1991         Joined Scudder Kemper in 1968 as an
Lead Manager                                analyst. Since then he has worked
                                            within the firm's research
                                            department and has served as
                                            portfolio manager for other
                                            affiliated mutual funds. For the
                                            last decade, he has worked
                                            exclusively with small cap stocks.
                                            He has over 30 years of industry
                                            experience.

Sewall F. Hodges               1996         Joined Scudder Kemper in 1995 as a
Manager                                     portfolio manager. He is a member of
                                            the firm's Global Equity Group. He
                                            began his investment career in 1978.
                                            Prior to joining the firm, he was a
                                            global equity portfolio manager and
                                            research analyst at an unaffiliated
                                            investment management company.
--------------------------------------------------------------------------------

Kemper Global Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Terence C. Prideaux            1998         Joined Scudder Kemper in 1989 as an
Lead Manager                                associate director. He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He has over 20 years of
                                            investment experience. Prior to
                                            joining Scudder Kemper, he was a
                                            fund manager for the fixed income
                                            portfolios of a life insurance
                                            company.
--------------------------------------------------------------------------------


                                                           Investment Manager 63

Kemper International Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Stephen P. Dexter              1998         Joined Scudder Kemper in 1986 as an
Co-Lead Manager                             equity analyst. Since then he has
                                            served as a portfolio manager for
                                            other affiliated mutual funds. He
                                            began his investment career in
                                            1983. Prior to joining Scudder
                                            Kemper, he worked for an
                                            unaffiliated investment management
                                            company where he followed venture
                                            capital and small cap companies.

Marc J. Slendebroeck           1998         Joined Scudder Kemper in 1994 as a
Co-Lead Manager                             European equity analyst.  He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.
--------------------------------------------------------------------------------

Kemper International Growth and Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Sheridan P. Reilly             1998         Joined Scudder Kemper in 1995 as an
Lead Manager                                analyst. He is a member of the
                                            firm's Global Equity Group and is on
                                            the portfolio management teams for
                                            other affiliated international
                                            mutual funds. He began his
                                            investment career in 1987. Prior to
                                            joining Scudder Kemper, he focused
                                            on strategies for global bonds
                                            portfolios, currency hedging, and
                                            foreign equity markets at an
                                            unaffiliated investment management
                                            company.
--------------------------------------------------------------------------------


64 Investment Manager

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Irene T. Cheng                 1998         Joined Scudder Kemper in 1993 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group
                                            and has over six years of
                                            experience as a portfolio manager.
                                            She began her investment career in
                                            1985. Prior to joining Scudder
                                            Kemper, she spent three years in
                                            merchant banking activities and
                                            three years as an equity analyst.

Lauren C. Lambert              1999         Joined Scudder Kemper in 1994 as a
                                            European equity analyst.  He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company.  He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.
--------------------------------------------------------------------------------


                                                           Investment Manager 65

Kemper Latin America Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager      Background
--------------------------------------------------------------------------------
Tara C. Kenney                 1996         Joined Scudder Kemper in 1995 as a
Lead Manager                                portfolio manager. She is a member
                                            of the firm's Global Equity Group,
                                            focusing on portfolio management of
                                            Latin American equity securities.
                                            She has 15 years of experience in
                                            the field. Prior to joining Scudder
                                            Kemper, she was responsible for the
                                            origination and execution of
                                            corporate finance transactions in
                                            Latin America at a banking trust
                                            company.

Edmund B. Games, Jr.           1992         Joined Scudder Kemper in 1960. Since
Manager                                     then he has served as portfolio
                                            manager for other affiliated
                                            international mutual funds and has
                                            over 39 years of international
                                            investment experience. He is a
                                            member of the firm's Global Equity
                                            Group.

Paul H. Rogers                 1996         Joined Scudder Kemper in 1994 and
Manager                                     was responsible for Latin American
                                            corporate bond research in the
                                            firm's Emerging Markets/High Yield
                                            Bond Group. Since then he has served
                                            as portfolio manager for other
                                            affiliated international mutual
                                            funds. He began his investment
                                            career in 1985. Prior to joining
                                            Scudder Kemper he worked in the
                                            Latin American group for a bank.
--------------------------------------------------------------------------------


66 Investment Manager

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                                                           Investment Manager 67

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
Class A Shares(1)     Offered at net asset value plus a maximum sales charge of
                      5.75% of the offering price, or 4.5% of the offering price in the cases of Kemper Global Income Fund and Kemper
                      Emerging Markets Income Fund.

                      Reduced sales charges apply to purchases of $50,000 or more for all funds except Kemper Global Income Fund and Kemper Emerging Markets Income Fund. Reduced sales charges apply to purchases of $100,000 or more for Kemper Global
                      Income Fund and Kemper Emerging Markets Income Fund.
                      Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares(1)     Offered at net asset value without an initial sales
                      charge, but subject to a 0.75% Rule 12b-1
                      distribution fee and a contingent deferred sales charge
                      that declines from 4% to zero on certain redemptions made
                      within six years of purchase. Class B shares
                      automatically convert into Class A shares (which have
                      lower ongoing expenses) six years after purchase.

Class C Shares(1)     Offered at net asset value without an initial sales
                      charge, but subject to a 0.75% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions
                      made within one year of purchase. Class C shares do not
                      convert into another class.
--------------------------------------------------------------------------------

(1) Class A, B and C shares of Growth Fund Of Spain are subject to a 2% redemption fee on shares redeemed or exchanged within one year after purchase, with limited exceptions.

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.


68 About Your Investment

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of the shares.

SPECIAL FEATURES

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Currently, shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). Effective June 1, 1999, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not


                                                        About Your Investment 69
be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Upon the exchange of any class of shares of the Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders (see "Redemption Fee" below). Redemptions for any one shareholder during any 90-day period in excess of the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of the period are not eligible for the exchange privilege, and will be effected pursuant to the fund's redemption policies described in the fund's Statement of Additional Information under "Redemption-in-kind."

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom you received this prospectus.

CLASS A SHARES -- All funds, except Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public Offering Price. Including Sales Charge

                                                    Sales Charge
                                                    ------------
                                          As a % of              As a % of
Amount of Purchase                     Offering Price      Net Amount Invested*
------------------                     --------------      --------------------
Less than $50,000                           5.75%                 6.10%
$50,000 but less than $100,000              4.50                  4.71
$100,000 but less than $250,000             3.50                  3.63
$250,000 but less than $500,000             2.60                  2.67
$500,000 but less than $1 million           2.00                  2.04
$1 million and over                         0.00**                0.00**

-----------
*     Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge and, in the case of Growth Fund Of Spain, a redemption fee, as discussed below.


70 About Your Investment

CLASS A SHARES -- Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public Offering Price. Including Sales Charge

                                                    Sales Charge
                                                    ------------
                                          As a % of        As a % of Net Amount
Amount of Purchase                     Offering Price            Invested*
------------------                     --------------            ---------
Less than $100,000                          4.50%                 4.71%
$100,000 but less than $250,000             3.50                  3.63
$250,000 but less than $500,000             2.60                  2.67
$500,000 but less than $1 million           2.00                  2.04
$1 million and over                         0.00**                0.00**

-----------
*     Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends;

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

o     any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons;

o     officers, directors, and employees of service agents of the funds;

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL);


                                                        About Your Investment 71

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates;

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families;

o in connection with the acquisition of the assets of or merger or consolidation with another investment company;

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America;

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


72 About Your Investment

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district;

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

--------------------------------------------------------------------------------
Year of Redemption
After Purchase:          First    Second    Third    Fourth    Fifth     Sixth
--------------------------------------------------------------------------------
Contingent Deferred
Sales Charge:            4%       3%        3%       2%        2%        1%
--------------------------------------------------------------------------------


                                                        About Your Investment 73

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts);

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

o     for redemptions made pursuant to a systematic withdrawal plan;

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

o in the event of the death of the shareholder (including a registered joint owner).

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by Kemper Service Company, the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege);

o redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund);

o redemptions in connection with distributions qualifying under the hardship provisions of the Code;

o     redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without paying any contingent deferred sales charge. Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.


74 About Your Investment

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457;

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

o redemptions under a fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account;

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None


                                                        About Your Investment 75

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values without paying any contingent deferred sales charge. Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O.
Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Mutual Fund.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


76 About Your Investment

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Each fund normally distributes dividends of net investment income as follows: annually for Kemper Asian Growth Fund, Kemper Emerging Markets Growth Fund, Kemper Europe Fund, Kemper Global Blue Chip Fund, Global Discovery Fund, Growth Fund Of Spain, Kemper International Fund, and Kemper Latin America Fund; semi-annually for Kemper International Growth and Income Fund; monthly for Kemper Emerging Markets Income Fund and Kemper Global Income Fund. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gains dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, Kemper Service Company, a shareholder may select one of the following options:

1. To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

2.    To receive income and capital gains dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, by writing to the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.


                                                        About Your Investment 77

Taxes

Dividends representing net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares. Shareholders of a fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

Each fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by a fund.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.


78 About Your Investment

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities of that class, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that the funds invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the funds do not price their shares. As a result, the net asset value per share of the funds may change at a time when shareholders are not able to purchase or redeem their shares.

Redemption Fee

Upon the redemption or exchange of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition this waiver does not apply to any IRA or SEP-IRA accounts. This fee is intended to encourage long-term investment in the fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the investment manager or its subsidiaries, and does not benefit the investment manager in any way. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to redemptions from the fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. In the event that a shareholder has acquired shares of the fund in connection with the fund's acquisition of the assets of or merger or consolidation with another investment company, the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the fund the period of ownership of the acquired fund. Proof of ownership for the required period may be demonstrated by providing copies of brokerage account statements or other appropriate share records in connection with a redemption under cover of the redemption and certification form.


                                                        About Your Investment 79

With respect to Growth Fund Of Spain, for redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form which can be obtained by contacting the Shareholder Service Agent. The form details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemptions requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. Each fund reserves the right to


80 About Your Investment
withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

Each fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

It is the policy of Growth Fund Of Spain to redeem its shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of the period. As an operating policy, the fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. Shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the fund redeemed, which expenses are in addition to any applicable redemption fee or contingent deferred sales charge (see the Statement of Additional Information about redemptions-in-kind).


                                                        About Your Investment 81

With respect to Growth Fund Of Spain, for redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form which can be obtained by contacting the Shareholder Service Agent. The form details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemptions requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.


82 About Your Investment

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the funds' financial performance for the periods reflected below. Certain information reflects the financial results for a single fund share. The total return figures show what a shareholder in a fund would have earned (or lost) assuming reinvestment of all distributions. This information, for all funds except Global Discovery Fund, has been audited by Ernst & Young LLP. With respect to Global Discovery Fund, this information has been audited by Pricewaterhouse Coopers LLP. The reports of each of the auditors, along with the funds' financial statements, are included in the funds' annual reports, which are available upon request by calling Kemper at 1-800-621-1048.

Growth Fund Of Spain is the successor entity to The Growth Fund of Spain, Inc., a closed-end management investment company that had one class of shares. In connection with the December 11, 1998 reorganization of The Growth Fund of Spain, Inc. as Growth Fund Of Spain, an open-end series of Kemper Global/International Series, Inc., the shares of The Growth Fund of Spain, Inc. were exchanged on that date for Class A shares of the fund. Accordingly, the following table shows financial information for Growth Fund Of Spain's Class A shares expressed in terms of one share outstanding throughout the relevant period, and reflects the operations of The Growth Fund of Spain, Inc. as a closed-end investment company. Financial information is not available for the fund's Class B and Class C shares since the reorganization took place after the close of the fund's most recent fiscal year. Effective as of the fund's 1998 fiscal year, the fund's fiscal year end was changed to October 31.


                                                         Financial Highlights 83

The Growth Fund of Spain, Inc.

                                   Eleven
                                   months
                                   ended
                                  October
                                     31,            Year ended November 30,
                                    1998       1997      1996      1995      1994
----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                        $19.06      15.67     13.33     12.40     10.67
----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .11        .24       .36       .37       .32
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain                    5.72       4.15      2.69      1.01      1.41
----------------------------------------------------------------------------------
Total from investment
  operations                         5.83       4.39      3.05      1.38      1.73
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                   .11        .17       .42       .45        --
----------------------------------------------------------------------------------
  Distribution from net
  realized gain                      1.36        .83       .29        --        --
----------------------------------------------------------------------------------
Total dividends                      1.47       1.00       .71       .45        --
----------------------------------------------------------------------------------
Net asset value, end of period     $23.42      19.06     15.67     13.33     12.40
----------------------------------------------------------------------------------
Total return (not annualized)       32.90%     29.86     24.12     11.62     16.21
----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                             1.43%      1.22      1.25      1.22      1.23
----------------------------------------------------------------------------------
Net investment income                 .58%      1.29      2.46      2.89      2.57
----------------------------------------------------------------------------------
Supplemental data
Net assets at end of period
  (in thousands)                 $387,126    315,059   263,935   227,997   213,972
----------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                         10%        29        45        69        85
----------------------------------------------------------------------------------

Note: Total return reflects reinvestment of dividends.


84 Financial Highlights

Kemper Asian Growth Fund

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS A                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.65      10.04       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .11        .08         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.27)     (3.47)       .54
------------------------------------------------------------------------------
Total from investment operations               (1.16)     (3.39)       .54
------------------------------------------------------------------------------
Less distribution from net investment income     .08         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.41       6.65      10.04
------------------------------------------------------------------------------
Total return (not annualized)                 (17.66)%   (33.76)      5.68
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        1.80%      1.60       1.46
------------------------------------------------------------------------------
Net investment income                           2.05%       .97        .74
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.65%      2.62       1.46
------------------------------------------------------------------------------
Net investment income (loss)                    1.20%      (.05)       .74
------------------------------------------------------------------------------

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS B                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.58      10.03       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06         --         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.28)     (3.45)       .53
--------------------------------------------------------------------------
Total from investment operations               (1.22)     (3.45)       .53
------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .02         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.34       6.58      10.03
------------------------------------------------------------------------------
Total return (not annualized)                 (18.65)%   (34.40)      5.58
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.78%      2.57       2.34
------------------------------------------------------------------------------
Net investment income (loss)                    1.07%        --       (.14)
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        4.29%      3.51       2.34
------------------------------------------------------------------------------
Net investment loss                             (.44)%     (.94)      (.14)
------------------------------------------------------------------------------


                                                         Financial Highlights 85

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS C                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.60      10.03       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .05         --         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.28)     (3.43)       .53
------------------------------------------------------------------------------
Total from investment operations               (1.23)     (3.43)       .53
------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .02         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.35       6.60      10.03
------------------------------------------------------------------------------
Total return (not annualized)                 (18.72)%   (34.20)      5.58
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.71%      2.54       2.34
------------------------------------------------------------------------------
Net investment income (loss)                    1.14%       .03       (.14)
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        4.56%      3.55       2.34
------------------------------------------------------------------------------
Net investment loss                             (.71)%     (.98)      (.14)
------------------------------------------------------------------------------

                                                                     October 21
                                                 Year ended         to November
                                                November 30,             30,
                                              1998         1997         1996
------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                $7,416,000   6,398,000    1,949,000
------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              131%        155           74
------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. agreed to waive a portion of its management fee and absorb certain operating expenses of the fund during the years ended November 30, 1998 and 1997. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


86 Financial Highlights

Kemper Emerging Markets Growth Fund

                                             For the period from January 9, 1998
                                                (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50      9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   .03         (.01)     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (1.73)       (1.75)    (1.71)
--------------------------------------------------------------------------------
Total from investment operations               (1.70)       (1.76)    (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                 $7.80         7.74      7.76
--------------------------------------------------------------------------------
Total return (not annualized)                 (17.89)%     (18.53)   (18.32)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   2.28%        3.18      3.15
--------------------------------------------------------------------------------
Net investment income (loss)                     .40%        (.50)     (.47)
--------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                       22.38%       24.06     24.03
--------------------------------------------------------------------------------
Net investment loss                           (19.70)%     (21.38)   (21.35)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                      $1,771,222
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                     69%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                         Financial Highlights 87

Kemper Emerging Markets Income Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .64          .53         .54
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (4.14)       (4.09)      (4.09)
--------------------------------------------------------------------------------
Total from investment operations               (3.50)       (3.56)      (3.55)
--------------------------------------------------------------------------------
Less distribution from net investment
income                                           .61          .56         .56
--------------------------------------------------------------------------------
Net asset value, end of period                 $5.39         5.38        5.39
--------------------------------------------------------------------------------
Total return (not annualized)                 (38.39)%     (38.87)     (38.75)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund before
  interest expense                              1.68%        2.56        2.53
--------------------------------------------------------------------------------
Expenses absorbed by the fund after
  interest expense                              2.46%        3.34        3.31
--------------------------------------------------------------------------------
Net investment income                          10.59%        9.71        9.74
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses before interest expense                5.12%        6.75        6.72
--------------------------------------------------------------------------------
Expenses after interest expense                 5.90%        7.53        7.50
--------------------------------------------------------------------------------
Net investment income                           7.15%        5.52        5.55
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                        $5,040,189
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      294%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


88 Financial Highlights

Kemper Europe Fund

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS A                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.43        11.02         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .04          .03          .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain            2.07         1.51         1.51
--------------------------------------------------------------------------------
Total from investment operations              2.11         1.54         1.52
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .05           --           --
--------------------------------------------------------------------------------
  Distribution from net realized gain          .15          .13           --
--------------------------------------------------------------------------------
Total dividends                                .20          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.34        12.43        11.02
--------------------------------------------------------------------------------
Total return (not annualized)                17.25%       14.18        16.00
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      1.53%        1.52         1.49
--------------------------------------------------------------------------------
Net investment income                          .32%         .34          .46
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      2.28%        1.75         4.74
--------------------------------------------------------------------------------
Net investment income (loss)                  (.43)%        .11        (2.79)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS B                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.27        10.97         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.05)        (.05)        (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain            1.98         1.48         1.49
--------------------------------------------------------------------------------
Total from investment operations              1.93         1.43         1.47
--------------------------------------------------------------------------------
Less distribution from net realized gain       .15          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.05        12.27        10.97
--------------------------------------------------------------------------------
Total return (not annualized)                15.92%       13.23        15.47
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      2.67%        2.45         2.44
--------------------------------------------------------------------------------
Net investment loss                           (.82)%       (.59)        (.49)
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      4.42%        2.66         5.63
--------------------------------------------------------------------------------
Net investment loss                          (2.57)%       (.80)       (3.68)
--------------------------------------------------------------------------------


                                                         Financial Highlights 89

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS C                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.28        10.97         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           --         (.05)        (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain            2.00         1.49         1.48
--------------------------------------------------------------------------------
Total from investment operations              2.00         1.44         1.47
--------------------------------------------------------------------------------
Less distribution from net realized gain       .15          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.13        12.28        10.97
--------------------------------------------------------------------------------
Total return (not annualized)                16.48%       13.32        15.47
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      2.08%        2.38         2.34
--------------------------------------------------------------------------------
Net investment loss                           (.23)%       (.52)        (.39)
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      2.89%        2.59         5.50
--------------------------------------------------------------------------------
Net investment loss                          (1.04)%       (.73)       (3.55)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
                                              1998         1997         1996
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in
  thousands)                                $67,308       23,910        3,856
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            132%         101           96
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net assets are computed without this expense waiver or absorption.


90 Financial Highlights

Kemper Global Blue Chip Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .05           --          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .66          .63         .64
--------------------------------------------------------------------------------
Total from investment operations                 .71          .63         .64
--------------------------------------------------------------------------------
Net asset value, end of period                $10.21        10.13       10.14
--------------------------------------------------------------------------------
Total return (not annualized)                   7.47%        6.63        6.74
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   1.80%        2.68        2.65
--------------------------------------------------------------------------------
Net investment income                            .92%         .04         .07
--------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                        6.06%        7.69        7.66
--------------------------------------------------------------------------------
Net investment loss                            (3.34)%      (4.97)      (4.94)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                        $9,539,623
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                       84%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                         Financial Highlights 91

Global Discovery Fund

                                              For the      For the     For the
                                               Period      Period       Period
                                             April 16,    April 16,   April 16,
                                               1998         1998        1998
                                            (commence-   (commence-  (commence-
                                             ment sale    ment sale   ment sale
                                            of Class A   of Class B  of Class C
                                             shares) to  shares) to   shares) to
                                            October 31,    October   October 31,
                                                1998      31, 1998       1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Net asset value, beginning of period          $23.98       $23.98      $23.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.09)        (.18)       (.17)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments transactions                  (4.11)       (4.10)      (4.11)
--------------------------------------------------------------------------------
Total from investment operations               (4.20)       (4.28)      (4.28)
--------------------------------------------------------------------------------
Net asset value, end of period                $19.78       $19.70      $19.70
--------------------------------------------------------------------------------
Total return (%)(b)(c)                        (17.51)**    (17.85)**   (17.85)**
--------------------------------------------------------------------------------
Ratios and Supplemental Data
Net assets, end of period ($ millions)            11            6           2
--------------------------------------------------------------------------------
Ratio of operating expenses, net to
  average daily
  net assets (%)                                1.95*        2.83*       2.80*
--------------------------------------------------------------------------------
Ratio of operating expenses before expense
  reductions, to average daily net assets (%)   2.20*        3.13*       3.23*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets (%)                 (1.00)*      (1.87)*     (1.88)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     40.6         40.6        40.6
--------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return does not reflect the effect of any sales charges.

(c)   Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized


92 Financial Highlights

Kemper Global Income Fund

                                           Year ended December 31,
CLASS A                         1998       1997       1996      1995       1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                      $8.58       8.97       9.05      8.55       9.29
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .37        .48        .52       .61        .60
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .50       (.33)      (.02)     1.05       (.74)
--------------------------------------------------------------------------------
Total from investment
  operations                     .87        .15        .50      1.66       (.14)
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .40        .47        .58      1.16        .38
--------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .11        .07         --        --        .22
--------------------------------------------------------------------------------
Total dividends                  .51        .54        .58      1.16        .60
--------------------------------------------------------------------------------
Net asset value, end of
  year                         $8.94       8.58       8.97      9.05       8.55
--------------------------------------------------------------------------------
Total return                   10.48%      1.80       5.87     19.89      (1.47)
--------------------------------------------------------------------------------
Ratios to average net assets
Expenses                        1.58%      1.32       1.48      1.34       1.53
--------------------------------------------------------------------------------
Net investment income           4.31%      5.56       5.77      6.43       6.67
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                       December
                                     Year ended December 31,              31,
CLASS B                          1998      1997       1996      1995     1994
-------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                    $8.60       9.00       9.09      8.56     8.70
-------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .31        .41        .46       .56      .30
-------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .49       (.33)      (.02)     1.05     (.14)
-------------------------------------------------------------------------------
Total from investment
  operations                     .80        .08        .44      1.61      .16
-------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .34        .42        .53      1.08      .19
-------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .10        .06         --        --      .11
-------------------------------------------------------------------------------
Total dividends                  .44        .48        .53      1.08      .30
-------------------------------------------------------------------------------
Net asset value, end of
  period                       $8.96       8.60       9.00      9.09     8.56
-------------------------------------------------------------------------------
Total return (not
  annualized)                   9.56%      1.03       5.11     19.21     1.89
-------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                        2.32%      2.18       2.14      1.98     2.27
-------------------------------------------------------------------------------
Net investment income           3.57%      4.70       5.11      5.79     5.89
-------------------------------------------------------------------------------


                                                         Financial Highlights 93

                                                                       May 31 to
                                                                       December
                                     Year ended December 31,              31,
CLASS C                         1998       1997       1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                    $8.62       9.02       9.09      8.56     8.70
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .32        .42        .48       .57      .30
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .49       (.33)      (.02)     1.05     (.14)
--------------------------------------------------------------------------------
Total from investment
  operations                     .81        .09        .46      1.62      .16
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .34        .43        .53      1.09      .19
--------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .10        .06         --        --      .11
--------------------------------------------------------------------------------
Total dividends                  .44        .49        .53      1.09      .30
--------------------------------------------------------------------------------
Net asset value, end of
  period                       $8.99       8.62       9.02      9.09     8.56
--------------------------------------------------------------------------------
Total return (not
  annualized)                   9.72%      1.09       5.31     19.26     1.91
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                        2.13%      2.11       2.06      2.06     2.23
--------------------------------------------------------------------------------
Net investment income           3.76%      4.77       5.19      5.71     5.93
--------------------------------------------------------------------------------

                                           Year ended December 31,
                                1998       1997       1996      1995      1994
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)             $84,795     99,054    131,761   152,959    170,700
--------------------------------------------------------------------------------
Portfolio turnover rate          313%       283        276       220        378
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data for 1998, 1997 and 1996 were determined based on average shares outstanding.


94 Financial Highlights

Kemper International Fund

                                           Year ended October 31,
CLASS A                         1998       1997      1996       1995       1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                     $12.68      11.96      10.59     11.13      10.56
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .04         --        .04       .07         --
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain                .01       1.52       1.50       .05        .86
--------------------------------------------------------------------------------
Total from investment
  operations                     .05       1.52       1.54       .12        .86
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .08        .12        .12        --         --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                  .55        .68        .05       .66        .29
--------------------------------------------------------------------------------
Total dividends                  .63        .80        .17       .66        .29
--------------------------------------------------------------------------------
Net asset value, end of
  year                        $12.10      12.68      11.96     10.59      11.13
--------------------------------------------------------------------------------
Total return                     .45%     13.49      14.70      1.69       8.32
--------------------------------------------------------------------------------
Ratios to average net assets
Expenses                        1.64%      1.57       1.64      1.57       1.54
--------------------------------------------------------------------------------
Net investment income            .36%       .16        .34       .83        .02
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                        October
                                      Year ended October 31,              31,
CLASS B                        1998       1997        1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                  $12.50      11.81       10.46     11.09    10.58
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss          (.08)      (.12)       (.06)     (.02)    (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain               .03       1.51        1.47       .05      .55
--------------------------------------------------------------------------------
Total from investment
  operations                   (.05)      1.39        1.41       .03      .51
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              --        .02         .01        --       --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                 .55        .68         .05       .66       --
--------------------------------------------------------------------------------
Total dividends                 .55        .70         .06       .66       --
--------------------------------------------------------------------------------
Net asset value, end of
  period                     $11.90      12.50       11.81     10.46    11.09
--------------------------------------------------------------------------------
Total return (not
  annualized)                  (.37)%    12.32       13.59       .84     4.82
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                       2.62%      2.57        2.53      2.50     2.58
--------------------------------------------------------------------------------
Net investment loss            (.62)%     (.84)       (.55)     (.10)    (.97)
--------------------------------------------------------------------------------


                                                         Financial Highlights 95

                                                                       May 31 to
                                                                        October
                                      Year ended October 31,              31,
CLASS C                        1998       1997        1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                  $12.51      11.81       10.46     11.09    10.58
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss          (.08)      (.09)       (.06)     (.02)    (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain               .03       1.49        1.47       .05      .55
--------------------------------------------------------------------------------
Total from investment
  operations                   (.05)      1.40        1.41       .03      .51
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              --        .02         .01        --       --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                 .55        .68         .05       .66       --
--------------------------------------------------------------------------------
Total dividends                 .55        .70         .06       .66       --
--------------------------------------------------------------------------------
Net asset value, end of
  period                     $11.91      12.51       11.81     10.46    11.09
--------------------------------------------------------------------------------
Total return (not
  annualized)                  (.37)%    12.45       13.59       .84     4.82
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                       2.55%      2.49        2.50      2.50     2.52
--------------------------------------------------------------------------------
Net investment loss            (.55)%     (.76)       (.52)     (.10)    (.91)
--------------------------------------------------------------------------------

                                           Year ended October 31,
                               1998       1997      1996       1995       1994
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)             $604,684   588,069    472,243   364,708     418,282
--------------------------------------------------------------------------------
Portfolio turnover rate           105%       76        104       114         103
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.


96 Financial Highlights

Kemper International Growth and Income Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .13          .04         .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .20          .22         .21
--------------------------------------------------------------------------------
Total from investment operations                 .33          .26         .26
--------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .10          .05         .05
--------------------------------------------------------------------------------
Net asset value, end of period                 $9.73         9.71        9.71
--------------------------------------------------------------------------------
Total return (not annualized)                   3.31%        2.64        2.65
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   1.81%        2.69        2.66
--------------------------------------------------------------------------------
Net investment income                           1.54%         .66         .69
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                       13.58%       15.21       15.18
--------------------------------------------------------------------------------
Net investment loss                           (10.23)%     (11.86)     (11.83)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                        $4,270,979
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                       97%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                         Financial Highlights 97

Kemper Latin America Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06          .04         .04
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (2.25)       (2.28)      (2.28)
--------------------------------------------------------------------------------
Total from investment operations               (2.19)       (2.24)      (2.24)
--------------------------------------------------------------------------------
Net asset value, end of period                 $7.31         7.26        7.26
--------------------------------------------------------------------------------
Total return (not annualized)                 (23.05)%     (23.58)     (23.58)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   2.21%        3.09        3.06
--------------------------------------------------------------------------------
Net investment income                           1.38%         .50         .53
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                       12.75%       14.38       14.34
--------------------------------------------------------------------------------
Net investment loss                            (9.16)%     (10.79)     (10.75)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                        $1,460,498
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                       55%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


98 Financial Highlights

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                                        1


Additional information about each fund may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains more detailed information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Telephone     Call the Kemper Funds at: 1-800-621-1048
--------------------------------------------------------------------------------
By Mail          Kemper Distributors, Inc.
                 222 South Riverside Plaza
                 Chicago, IL 60606-5808

                 or

                 Public Reference Section,
                 Securities and Exchange Commission
                 Washington, D.C. 20549-6009

                 (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person        Public Reference Room
                 Securities and Exchange Commission
                 Washington, D.C.

                 (Call 1-800-SEC-0330
                 for more information.)
--------------------------------------------------------------------------------
By Internet      http://www.sec.gov
                 http://www.kemper.com
--------------------------------------------------------------------------------

For each of the funds, the respective Statement of Additional Information dated March 1, 1999 is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:

Growth Fund Of Spain                                  811-08395
Kemper Asian Growth Fund                              811-7731
Kemper Emerging Markets Growth Fund                   811-08395
Kemper Emerging Markets Income Fund                   811-08395
Kemper Europe Fund                                    811-7479
Kemper Global Blue Chip Fund                          811-08395
Global Discovery Fund                                 811-4670
Kemper Global Income Fund                             811-5829
Kemper International Fund                             811-3136
Kemper International Growth and Income Fund           811-08395
Kemper Latin America Fund                             811-08395